NASDAQ: FNJN Investor Presentation May 2020 NASDAQ: FNJN 1 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

2 NASDAQ: FNJN Safe Harbor Statement The following presentation is prepared as of May 13, 2020 and patents, the continued use of our technology in the market, the outlines matters for informational purposes only. This document development of a liquid trading market for our securities and does not constitute an offer to sell or a solicitation of an offer to other factors described under Item 1A, “Risk Factors,” as set forth buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). in the Company’s Annual Report on Form 10-K filed on March 4, 2020 or Quarterly Report on Form 10-Q filed with the SEC and This presentation includes “forward-looking statements” within the any subsequent quarterly or current reports. meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of The Company will continue to file annual, quarterly and current 1934, as amended. These statements include statements reports, proxy statements and other information with the SEC. regarding our expectations, intentions, beliefs and projections Forward looking statements speak only as of the dates specified about our future results, performance, prospects and in such filings or presentations. Except as expressly required opportunities. These statements can be identified by the fact that under federal securities laws and the rules and regulations of the they do not relate strictly to historical or current facts or by the Securities and Exchange Commission, we do not undertake any use of words such as “anticipate,” “believe,” “could,” “estimate,” obligation to update any forward-looking statements to reflect “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” events or circumstances arising after any such date, whether as a “will,” “will be,” “would,” the negative of these terms and similar result of new information or future events or otherwise. You expressions, but this is not an exclusive way of identifying such should not place undue reliance on the forward-looking statements. Readers are cautioned that forward-looking statements included in this presentations or that may be made statements are not guarantees of future performance. Our actual elsewhere from time to time by us, or on our behalf. All forward- results, performance and achievements may differ materially from looking statements attributable to us are expressly qualified by those expressed in, or implied by, the forward-looking statements these cautionary statements. contained in this presentation as a result of various risks, Our filings with the SEC are available to the public on, and may uncertainties and other factors. Important factors that could cause be reviewed at, the SEC’s internet website www.sec.gov and on our actual results to differ materially from our expectations Finjan’s web site www.finjan.com. You may also read and copy include, without limitation, our ability to execute our business any document that Finjan files with the SEC at the SEC’s Public plan, the outcome of pending or future enforcement actions, our Reference Room, 100 F Street, N.E., Washington, D.C. 20549. ability to expand our technology portfolio, the enforceability of our Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges. 2 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Finjan Investment Highlights Fundamental and Comprehensive Cybersecurity Patent Portfolio •  More than 50 organically-developed Finjan patents issued worldwide 1 •  Enhanced by acquisition of 90+ complementary patents from IBM, Trend Micro, others •  Outstanding track record of patent validity and enforceability Successful Licensing & Enforcement History •  20+ licensees and over $350M in license fees generated to date 2 •  Recent licenses with security industry leaders – Bitdefender, Carbon Black, Mimecast, Symantec, Trend Micro, Zscaler Maintaining Financial Stability •  Adjusting operating expenses to better align with revenue generating events 3 •  Reduced annual non-legal operating expenses by 25% Evaluating Growth Opportunities •  Continued runway in core business expanded through various partnerships 4 •  Potential expansion opportunities beyond current licensing programs Experienced and Respected Management Team •  Viewed as industry leaders in IP program management: 5 •  Defined industry standard best practices in IP licensing and monetization 3 CONFIDENTIAL © 20192020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Company Snapshot PATENT PORTFOLIO STATISTICS SELECT LICENSEES Patents issued & 46 pending worldwide Patents issued & 14 pending worldwide Patents issued & pending worldwide 90 IBM Deal I, IBM Deal II, Trend Micro, and more TOTAL REVENUE NET CASH $82,355 ($ in thousands) ($ in thousands) $43,314 $36,083 $32,008 $50,484 $22,204 $18,387 $13,150 $192 2016 2017 2018 2019 2016 2017 2018 2019 Q1 '20 * Includes $5.9M from accounts receivable recognized on Oct 3, 2019 Note: Net Cash defined as cash less debt less preferred stock 4 CONFIDENTIAL © 20192020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Significant IP Licensing of Fundamental Patents Finjan has generated over $350M in licensing fees 2017 2015 VERDICT 2005 CONFIDENTIAL 2018 2020 2014 2012 2016 2008 2019 VERDICT CONFIDENTIAL 2009 2005 NASDAQ: FNJN 2020 5 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Estimated Litigation Timeline1 2 Trial Appeal Decision Trial Trial Mistrial due to COVID-19 2/22/21 2021 late 2022 (est.) early 2024 Trial Trial Trial Trial Off Calendar 06/22/20 5/03/21 mid-2022 (est.) mid-2023 (est.) 1 COVID19 could impact current dates. 2 ESET new trial date TBD 6 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Finjan Blue Patent Acquisition and Development Agreement with IBM •  Portfolio includes over 90 patents –  Acquired through two IBM agreements and a licensing transaction with Trend Micro –  Serves to both expand and broaden our licensing footprint in the cybersecurity industry •  Foundation to work cooperatively with IBM –  Bolsters growth and fits within our strategic objectives •  Finjan Blue program launched in August, 2017; engaged in licensing discussions 7 CONFIDENTIAL © 2020© 2019 Finjan Finjan Holdings, Holdings, Inc. Inc. ALL ALL RIGHTS RIGHTS RESERVED RESERVED

8 NASDAQ: FNJN Finjan Mobile Initiatives to Drive Downloads •  Consumer awareness campaign has yielded over 2M downloads •  Email marketing and promotions to drive consumer loyalty •  Enhanced user experience to encourage conversions Launched Campaign Security Initiative •  Survey and Infographic on 2020 Campaigns and Hacking Risks •  Offering InvinciBull to promote secure campaign behavior •  Active branding via blog and social media >2M DOWNLOADS & COUNTING 8 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

9 NASDAQ: FNJN Recent Operating Highlights Formally Closed Strategic Options Process •  No transaction consummated, but confident in path forward as independent entity •  Evaluating alternatives on how to best use future excess cash from operations to deliver value to shareholders Sold Minority Position in Jerusalem Venture Partners (JVP) •  Received $3.5M cash on December 31, 2019 •  Remaining $1.1M capital commitment obligation was assumed by buyer •  Modest positive cash-on-cash return Prudent Expense Controls •  Scaling back operating nonlegal expenses by over 20% annually •  Pursuing potential financial benefit of the CARES Act for Finjan as well as potential SBA and PPP loans 9 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Finjan’s Response to COVID-19 Pandemic Business as Usual •  Continue conversations with prospective licensees to arrive at a fair value license •  Working with current litigants as we try to find a path towards settlement Monitoring Expenses •  Addressing overall spend to align with shifting litigation calendar; scaling back operating nonlegal expenses by 25% •  Pursuing potential financial benefit of the CARES Act for Finjan as well as potential SBA and PPP loans Employees Remote and Safe •  Employees effectively working remotely during Shelter-in-Place •  Productive team makes it efficient to manage the business remotely 10 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Investor Summary Key Statistics Ticker FNJN (NASDAQ) 52-Week Trading Range (as of 5/13/20) $0.75 - $3.24 Common Shares Outstanding 22,516,83327.7M Cash (as of 3/31/20) $32M Debt (as of 3/31/20) $0 1 Share Repurchase Program Current Cash $2M repurchased 1 Evaluating based on open windows 11 © 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED

NASDAQ: FNJN Contact Us www.finjan.com Valter Pinto Managing Director Finjan Holdings, Inc. 650-282-3245 investors@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 12 ©© 2020 2020 Finjan Holdings, Inc. ALL RIGHTS RESERVED